EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EFT Holdings, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2019.	EFT HOLDINGS, INC.

	By:	/s/ Jack Jie Qin
Jack Jie Qin
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to EFT Holdings, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.